EXHIBIT 10.20

                             OPTION WRITTEN NOTICE

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EXHIBIT 10.20

                             OPTION WRITTEN NOTICE


DATE:  JULY 28, 2005

BEIJING DI-KA-WO SOFTWARE DEVELOPMENT CORP. ("DI-KA-WO") -- ATTN: HU, FANG AND YU, BO

WHEREAS:

Hu, Fang and Yu, Bo own 100% of DI-KA-WO;
Di-Ka-Wo owns 49% of Beijing QuickNet Telecommunication Corp.


Gentlemen:


The Undersigned hereby elects to exercise the option according to the "Share Purchase Agreement" between Beijing Quicknet Telecommunication Corp. (hereafter refers to as "QuickNet"), Hu, Fang and Yu, Bo, and China Mobility Solutions, Inc. (previously known as Xin Net Corp. Hereafter refers to as "CHMS") on Feb. 18, 2004 to purchase 49% of ownership of QuickNet from Hu, Fang and Yu, Bo for four million US Dollars. Di-Ka-Wo agrees to transfer 49% ownership of QuickNet to Beijing ShiJi RongChuang Technology Development Corp. immediately. CHMS will make the payment of 2 million US Dollars to Di-Ka-Wo or its appointed party on or before September 30, 2005. CHMS will make the payment of the rest 2 million US Dollars to Di-Ka-Wo or its appointed party on or before December 31, 2005.


Very truly yours,


/s/ Angela Du
---------------------------
Angela Du, President of
China Mobility Solutions, Inc.


Accepted by:


/s/ Hu, Fang
---------------------------
Hu, Fang, President of
Beijing Di-Ka-Wo Software Development Corp.

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/s/ Yu, Bo
----------------------------
Yu, Bo, Director of
Beijing Di-Ka-Wo Software Development Corp.